Earnings (Loss) Per Share	3 Months Ended
Mar. 31, 2021
Earnings Per Share [Abstract]
EARNINGS (LOSS) PER SHARE

NOTE 12 — EARNINGS (LOSS) PER SHARE

The following are the components and results of operations and earnings (loss) per common share calculations for the periods presented:

	Three Months Ended March 31,
(amounts in thousands, except per share data)	2021	2020
Net income (loss) available to common shareholders	$18,889	$(4,534)
Weighted-average common shares outstanding – basic	11,900	6,123
Weighted-average common shares outstanding – diluted	15,512	6,123
Earnings (loss) per common share - basic	$1.59	$(0.74)
Earnings (loss) per common share - diluted	$0.25	$(0.74)

There were no potentially dilutive warrants and performance shares not included in the calculation of diluted shares in the periods presented in the table because the impact would have been anti-dilutive.